Exhibit 23.1


                              Henry L. Creel Co
                           3587 Lee Road
                           Shaker Hts, Ohio 44720


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report relating to the financial statements, which appears in AuGRID Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2003.




/s/ Henry L. Creel Co., Inc.
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Henry L. Creel Co., Inc.
Cleveland, Ohio